UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 21, 2005
                              (November 16, 2005)


                            Bio-Bridge Science, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       000-51497               20-1802936
(State or Other Jurisdiction           (Commission            (IRS Employer
   of Incorporation)                   File Number)          Identification No.)

   1211 West 22nd Street, Suite 615, Oak Brook, IL               60523
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (630) 928-0869
                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On November 21, 2005, Bio-Bridge Science, Inc. ("Bio-Bridge Science") entered into the Exclusive Agency Agreement (the "Agreement") with Xinhua Surgical Instruments Co., Ltd., located in Shandong, China. Under the Agreement, Bio-Bridge Science has been granted exclusive distribution rights for all Xinhua surgical instruments in the United States, which are subject to FDA approval. Bio-Bridge Science's minimum turnover requirement begins in the second year in the amount of $50,000 and increases to $60,000 during the third year and increases 10% annually thereafter. Bio-Bridge Science is responsible for advertising and marketing expenses in connection with distribution of Xinhua surgical instruments in the United States. Subject to minimum turnover requirements, Bio-Bridge Science's exclusivity rights in the United States will be extended unless Bio-Bridge Science fails to fulfill the minimum turnover requirements. A copy of the Agreement is included as Exhibit 10.1 to this report and incorporated in its entirety herein by reference.

A copy of the press release issued by Bio-Bridge Science on November 21, 2005 is included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits

      The following exhibits are filed with this report on Form 8-K:

      10.1 Exclusive Agency Agreement between Registrant and Xinhua Surgical Instruments Co., Ltd. dated November 16, 2005.

      99.1 Press Release dated November 21, 2005.

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     BIO-BRIDGE SCIENCE, INC.



Date:  November 21, 2005                             By: /s/ Liang Qiao
                                                        ------------------------
                                                        Liang Qiao
                                                        Chief Executive Officer

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                                  Exhibit Index
                                  -------------


No.               Document
---               --------

10.1 Exclusive Agency Agreement between Registrant and Xinhua Surgical Instruments Co., Ltd. dated November 16, 2005.

99.1              Press Release dated November 21, 2005.